UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On November 15, 2019, Inpixon, a Nevada corporation (the “Company”), and Iliad Research and Trading, L.P. (“Iliad”), the holder of that certain outstanding promissory note, issued on December 21, 2018 (as amended, supplemented or otherwise modified, the “Original Note”), with an outstanding balance of $954,955.85 as of November 15, 2019, entered into an exchange agreement, pursuant to which the Company and Iliad agreed to (i) partition a new promissory note in the form of the Original Note in the original principal amount equal to $137,500 and then cause the outstanding balance to be reduced by $137,500; and (ii) exchange the partitioned note for the delivery of 2,750,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an effective price per share equal to $0.05. The shares of Common Stock will be delivered to Iliad on or before November 18, 2019 and the exchange will occur with Iliad surrendering the partitioned note to the Company on the date when the shares of Common Stock are approved and held by Iliad’s brokerage firm for public resale.

Iliad is also the holder of that certain promissory note, issued on September 17, 2019, with an outstanding balance of approximately $963,000 as of October 27, 2019. Chicago Venture Partners, L.P., an affiliate of Iliad, is the holder of other promissory notes of the Company, with an aggregate outstanding balance of approximately $9.8 million as of October 27, 2019.

The description of the exchange agreement is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of the exchange agreement, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the issuance of the shares of Common Stock issued pursuant to the exchange agreement is hereby incorporated by reference into this Item 3.02. The offer and sale of such shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the shares of Common Stock are being issued in exchange for the partitioned note which is another outstanding security of the Company; (b) there is no additional consideration of value being delivered by Iliad in connection with the exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the exchange.

As of November 15, 2019, the Company has issued and outstanding (i) 88,662,837 shares of Common Stock, which includes the issuance of the shares of Common Stock pursuant to the exchange agreement, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of Common Stock, (iii) 126 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 37,838 shares of Common Stock (subject to rounding for fractional shares), (iv) warrants to purchase up to 112,800 shares of Common Stock issued on January 15, 2019 in connection with the Company’s rights offering, exercisable at $3.33 per share, and (v) Series A warrants to purchase up to 213,700 shares of Common Stock issued on August 15, 2019 in connection with the Company’s public offering and exercisable at $0.2775 per share.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 31, 2019, the Company held its 2019 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on and approved Proposals 1, 4, 5, 6 and 7, as further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2019. Prior to voting on Proposals 2 & 3, the Annual Meeting was adjourned until November 15, 2019 (the “Reconvened Annual Meeting”) to allow additional time for voting on (i) Proposal 2, which sought to authorize an amendment to the Articles of Incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at a ratio between 1 for 2 and 1 for 50, to be determined at the discretion of the Company’s Board of Directors, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2); and (ii) Proposal 3, which sought to approve an amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock from 250,000,000 to 500,000,000.

At the beginning of the Reconvened Annual Meeting, there were 26,882,039 shares of Common Stock present at the Reconvened Annual Meeting in person or by proxy, which represented 62.42% of the voting power of the shares of Common Stock entitled to vote at the Reconvened Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on September 3, 2019. At the Reconvened Annual Meeting, Proposal 2 was approved. The results are as follows:

Proposal 2. To approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of its outstanding Common Stock at a ratio between 1-for-2 and 1-for-50, to be determined at the discretion of the Company’s board of directors, for the purpose of complying with Nasdaq Listing Rule 5550(a)(2), subject to the Board’s discretion to abandon such amendment.

For	Against	Abstentions
21,788,175	4,530,946	562,918

At the time of the Reconvened Annual Meeting, there were insufficient votes to pass Proposal 3, which sought to approve an amendment to the Articles of Incorporation to increase the Company’s authorized shares of Common Stock from 250,000,000 to 500,000,000. As provided in the Company’s bylaws and with the authority of the proxies granted pursuant to Proposal 8, stockholders holding a majority of the shares represented at the Reconvened Annual Meeting and entitled to vote have voted in favor of a motion to adjourn the meeting with respect to the votes for Proposal 3 in order to solicit additional proxies for such proposals. As announced at the Reconvened Annual Meeting, such meeting will reconvene at 10:00 a.m. Pacific Time on December 13, 2019 at the offices of the Company, located at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303. During the period of adjournment, the Company will continue to accept stockholder votes on Proposal 3.

Item 8.01	Other Events.

As previously disclosed, in February 2019, the Company received a subpoena from the SEC’s Division of Enforcement pursuant to a formal SEC order of investigation requiring it to produce documents and other information relating to the Company’s public announcement on January 9, 2018 that it intended to incorporate blockchain technology into its future product offerings and a public financing transaction undertaken by the Company in proximity to that announcement. On November 15, 2019, the SEC notified the Company that it had completed its investigation and, based on its findings, did not intend to recommend an enforcement action by the SEC against the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Exchange Agreement, dated as of November 15, 2019, by and between Inpixon and Iliad Research and Trading, L.P.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement, dated as of November 15, 2019, by and between Inpixon and Iliad Research and Trading, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: November 15, 2019	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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